SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          ___________________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 30, 2000
                                                  ------------------------------

                             Massey Energy Company
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              (Exact name of Registrant as specified in charter)

          Delaware                   1-7775                   95-0740960
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(State or other jurisdiction     (Commission file          (IRS employer
     of incorporation)                number)              identification no.)


4 North 4th Street, Richmond, Virginia                            23219
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code     (804) 788-1800
                                                    ----------------------------
                               Fluor Corporation
                             One Enterprise Drive
                            Aliso Viejo, California
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         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On November 30, 2000, the Board of Directors of "old" Fluor Corporation (the "Registrant") formally approved the distribution to the holders of common stock of the Registrant (the "Distribution") of all of the common stock of "new" Fluor Corporation ( "New Fluor"). The Distribution was accomplished by the declaration by the Board of Directors of the Registrant of a special dividend payable to each holder of record of the Registrant's common stock at the close of business on November 30, 2000 (the "Record Date") of one share of New Fluor's common stock for every share of the Registrant's common stock held by such holder at the close of business on the Record Date. The Registrant has received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to the Registrant and its stockholders.

     As a result of the Distribution, the Registrant has been separated into two independent publicly traded companies: the Registrant, now known as Massey Energy Company, and New Fluor. The Registrant is a leader in the U.S. coal industry that produces high-quality, low sulfur coal for electric-generation, steel-making and a variety of industrial applications. New Fluor is a leading professional services company offering a diverse range of value-added, knowledge-based services, from traditional engineering, procurement and construction to total asset management.

     Shares of the Registrant's common stock are now listed on the NYSE under the symbol "MEE". Shares of New Fluor's common stock are listed on the New York Stock Exchange, Inc. (the "NYSE") under the temporary symbol "FLRWI". On and after December 22, 2000, shares of New Fluor's common stock will trade on the NYSE under the symbol "FLR".

     As a result of the Distribution, the Registrant no longer has any ownership interest in New Fluor. In addition, New Fluor does not have any ownership interest in the Registrant.

     The Registrant and New Fluor have entered into certain agreements governing the relationship between the Registrant and New Fluor after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. Certain of these documents are filed as Exhibits 10.1 to 10.2 to this Form 8-K.

     In connection with the Distribution, Don L. Blankenship has entered into an Amendment to his Employment Agreement with the Registrant. A copy of this Amendment is attached hereto as Exhibit 10.3

     Attached hereto as Exhibit 99.1 is the Proxy Statement, dated November 1, 2000 (the "Proxy Statement"), which the Registrant sent to each of the record holders of its common stock as of the close of business on October 26, 2000. The Proxy Statement contains additional information regarding the Distribution and New Fluor. The following sections of the Proxy Statement which are included in
Exhibit 99.1 are incorporated herein by reference:

     Cautionary Statements
     Questions and Answers About the Distribution
     Summary

     Risk Factors
     The Distribution
     Relationship Between New Fluor and Massey After the Distribution Dividend Policies
     Massey Energy Company Capitalization
     Massey Energy Company Selected Combined Financial Data
     Massey Energy Company Management's Discussion and Analysis
          of Financial Condition and Results of Operations
     Business and Properties of Massey
     Management of Massey
     Massey Certain Relationships and Related Transactions
     Security Ownership of Massey
     Massey Energy Company Combined Financial Statements (pages F-34 to
          F-50 inclusive)

     Subsequent to the distribution of the Proxy Statement, the Registrant updated the disclosure regarding the Martin County slurry spill through release of the following information.

     As previously disclosed, included in the Registrant's fourth quarter results is a $3 million charge for estimated costs, net of insurance, relating to a slurry spill at its Martin County operations.

     The charge relating to the Martin County slurry spill represents an accrual of $46.5 million in estimated spill-related clean up costs and liabilities, net of $43.5 million in probable insurance recoveries. The spill occurred on October 11, 2000, when a partial failure of a slurry impoundment allowed coal refuse slurry to enter adjacent underground mine workings and then two tributary streams of the Big Sandy River in eastern Kentucky. Clean up efforts are well underway. As of November 15, 2000, approximately $10 million in clean up expenses had been incurred. Several lawsuits have been brought by downstream residents and other individual plaintiffs claiming to be damaged by the spill. These suits assert trespass, property damage, nuisance and other claims, and seek compensatory and punitive damages. Certain of these suits seek to be certified as class action lawsuits. The Registrant has insurance coverage it expects to be applicable to such lawsuits. However, these lawsuits are in their initial stages and, therefore, the extent of ultimate liability, if any, and insurance recovery cannot be accurately predicted at this time. In addition, the Registrant may face assessment of fines and penalties by government authorities which may not be covered by insurance.

     A copy of the press release of the Registrant with respect to the Distribution is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.  Other Events.

     The Registrant currently intends to hold its annual meeting of stockholders on April 17, 2001 in Charleston, West Virginia. Additional details about this meeting will be supplied in a proxy statement to be sent to stockholders in advance of this meeting.

Item 7.  Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information

     The information included in the section of the Proxy Statement entitled "Massey Energy Company Unaudited Pro Forma Combined Financial Information" is incorporated herein by reference. Readers should note that notwithstanding the legal form of the Distribution described above, whereby the Registrant "spun-off" New Fluor, because of the relative significance of New Fluor's business to the Registrant, New Fluor is being treated as the "accounting successor" to the Registrant for financial reporting purposes.

     (c)  Exhibits

          10.1* Distribution Agreement, dated as of November 30, 2000, between New Fluor and Massey Energy Company (formerly known as Fluor Corporation)

          10.2** Tax Sharing Agreement, dated as of November 30, 2000, between New Fluor, Massey Energy Company (formerly known as Fluor Corporation) and A.T. Massey Coal Company, Inc.

          10.3 Amendment to Employment Agreement among Massey Energy Company (formerly known as Fluor Corporation), A. T. Massey Coal Company, Inc. and Don L. Blankenship dated as of October 1, 1998

          23      Consent of Independent Auditors

          99.1    Proxy Statement of the Registrant, dated November 1, 2000

          99.2    Press release of the Registrant, dated November 30, 2000

*    Supercedes form of agreement attached as Appendix A to the Proxy Statement
                                              ----------
     filed on November 1, 2000.


**   Supercedes form of agreement attached as Appendix B to the Proxy Statement
                                             ----------
     filed on November 1, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2000


                              MASSEY ENERGY COMPANY


                              By:  /s/ Roger L. Nicholson
                                   ----------------------
                              Name:  Roger L. Nicholson
                              Title: Vice President, Secretary & General
                                         Counsel